  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 24, 1997.

                                                     REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ---------------------

                                    FORM S-1

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                             ---------------------
                               SCHLOTZSKY'S, INC.
             (Exact name of registrant as specified in its charter)

             TEXAS                             5812                          74-2654208
(State or other jurisdiction of    (Primary Standard Industrial           (I.R.S. Employer
 incorporation or organization)    Classification Code Number)          Identification No.)
                                                                  JOHN C. WOOLEY
                                                       CHAIRMAN OF THE BOARD AND PRESIDENT
             200 WEST FOURTH STREET                           200 WEST FOURTH STREET
              AUSTIN, TEXAS 78701                              AUSTIN, TEXAS 78701
                 (512) 469-7500                                   (512) 469-7500
  (Address, including zip code, and telephone        (Name, address, including zip code, and
   number, including area code, of registrant's                 telephone number,
          principal executive offices)              including area code, of agent for service)

                Please address copies of all correspondence to:

           PHILLIP M. SLINKARD, ESQ.                        DOUGLASS M. RAYBURN, ESQ.
             WILLIAM R. VOLK, ESQ.                             JOHN W. MARTIN, ESQ.
             HUGHES & LUCE, L.L.P.                            BAKER & BOTTS, L.L.P.
         111 CONGRESS AVENUE, SUITE 900                          2001 ROSS AVENUE
              AUSTIN, TEXAS 78701                            DALLAS, TEXAS 75201-2980
                 (512) 482-6800                                   (214) 953-6500

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-34921

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]
                        CALCULATION OF REGISTRATION FEE
================================================================================

TITLE OF EACH CLASS                                         PROPOSED MAXIMUM     PROPOSED MAXIMUM       AMOUNT OF
OF SECURITIES TO                         AMOUNT TO BE        OFFERING PRICE     AGGREGATE OFFERING    REGISTRATION
BE REGISTERED                             REGISTERED           PER SHARE             PRICE(1)            FEE(2)
---------------------------------------------------------------------------------------------------------------------

Common Stock, no par value..........       115,000              $18.375             2,113,125            $640.34
=====================================================================================================================

(1) Calculated pursuant to Rule 457(c).

(2) $14,000 was paid in connection with the initial filing of Registration Statement 333-34921, of which $13,608.33 should have been applied toward the Registration Fee, leaving a balance of $391.67. A wire transfer of an additional $350.00 was initiated on September 23, 1997.

     The contents of Registration Statement No. 333-34921 are hereby incorporated by reference pursuant to General Instruction V to Form S-1.
================================================================================

                                 SIGNATURE PAGE

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas on September 23, 1997.

                                        SCHLOTZSKY'S, INC.

                                        By:        /s/ JOHN C. WOOLEY
                                           -------------------------------------
                                                      John C. Wooley
                                            Chairman of the Board and President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities on the dates indicated:

                      SIGNATURE                                   TITLE                    DATE
                      ---------                                   -----                    ----

                 /s/ JOHN C. WOOLEY                    Chairman of the Board and    September 23, 1997
-----------------------------------------------------    President, (Principal
                   John C. Wooley                        Executive Officer),
                                                         Director

                /s/ JEFFREY J. WOOLEY                  Director, Senior Vice        September 23, 1997
-----------------------------------------------------    President and General
                  Jeffrey J. Wooley                      Counsel

                   /s/ MONICA GILL                     Chief Financial Officer      September 23, 1997
-----------------------------------------------------    (Principal Financial
                     Monica Gill                         Officer and Principal
                                                         Accounting Officer)

                 /s/ FLOOR MOUTHAAN                    Director                     September 23, 1997
-----------------------------------------------------
                   Floor Mouthaan

                 /s/ JOHN M. ROSILLO                   Director                     September 23, 1997
-----------------------------------------------------
                   John M. Rosillo

              /s/ RAYMOND A. RODRIGUEZ                 Director                     September 23, 1997
-----------------------------------------------------
                Raymond A. Rodriguez

               /s/ AZIE TAYLOR MORTON                  Director                     September 23, 1997
-----------------------------------------------------
                 Azie Taylor Morton

                /s/ JOHN L. HILL, JR.                  Director                     September 23, 1997
-----------------------------------------------------
                  John L. Hill, Jr.

                                 EXHIBIT INDEX

        EXHIBIT
          NO.                                    DESCRIPTION
        -------                                  -----------
         5.1             -- Opinion of Hughes & Luce, L.L.P.
        24.1             -- Consent of Hughes & Luce, L.L.P. (included in their
                            opinion filed as Exhibit 5.1)
        24.2             -- Consent of Coopers & Lybrand, L.L.P.